UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-14989

Delaware	25-1723342
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania 15219	(412) 454-2200
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2013, WESCO International, Inc. (“WESCO International”) held its Annual Meeting of Stockholders. The following proposals were submitted by the Board of Directors to a vote of the stockholders and the voting tabulations for each matter are as follows:

Proposal 1 –	Election of Class II Directors

The following three Directors were nominated to serve as Class II Directors for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2016 or until their successors are otherwise duly elected and qualified. The three Directors were elected as Class II Directors of WESCO International and the final results of the voting on the proposal were as follows:

Nominee	For	Withheld	Broker Non-Votes
Sandra Beach Lin	38,818,159	1,223,857	1,168,246
Robert J. Tarr, Jr.	38,650,633	1,391,383	1,168,246
Stephen A. Van Oss	38,689,581	1,352,435	1,168,246

Proposal 2 –	Advisory Approval of the Company’s Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
39,390,819	218,658	432,539	1,168,246

Proposal 3 –	Approval of the renewal and restatement of the WESCO International, Inc. 1999 Long-Term Incentive Plan

The stockholders approved the renewal and restatement of the WESCO International, Inc. 1999 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
36,476,288	3,144,274	421,454	1,168,246

Proposal 4 –	Re-approval of the material terms of the performance goals under the WESCO International, Inc. 1999 Long-Term Incentive Plan

The stockholders approved the material terms of the performance goals under the WESCO International, Inc. 1999 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
38,595,428	1,024,841	421,747	1,168,246

Proposal 5 –	Ratification of the appointment of PricewaterhouseCoopers LLP as WESCO International’s independent registered public accounting firm for the year ending December 31, 2013

The stockholders were requested to ratify the appointment of PricewaterhouseCoopers LLP as WESCO International’s independent public accounting firm for the year ending December 31, 2013. The appointment was approved by the requisite vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting and the final results of the voting on the proposal were as follows:

For	Against	Abstain
40,037,096	745,916	427,250

Proposal 6 –	Stockholder proposal recommending elimination of classified Board of Directors

The results of the non-binding advisory vote on the stockholder proposal recommending elimination of the Company’s classified Board of Directors were as follows:

For	Against	Abstain	Broker Non-Votes
35,097,612	4,474,299	470,105	1,168,246

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.

By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Vice President and Chief Financial Officer

Dated: June 3, 2013